Government assistance	6 Months Ended
Jun. 30, 2024
Government Assistance [Abstract]
Government assistance

Note 10.        Government assistance

SEALSQ France SAS (formerly WISeKey Semiconductors SAS) is eligible for research tax credits provided by the French government. As at June 30, 2024, and December 31, 2023, the receivable balances in respect of these research tax credits owed to the Group were respectively USD 1,825,698 and USD 1,718,248. The credit is deductible from the entity’s income tax charge for the year or payable in cash the following year, whichever event occurs first. The balance as at June 30, 2024 is the aggregate of USD 749,860 (at closing rate) tax credit earned in relation to the six month period ended June 30, 2024 and USD 1,075,838 (at closing rate) in relation to the year 2023. Refundable R&D tax credits are considered to be government assistance in line with ASC 832.